UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report:9th August 2002

                           Gateway Distributors, Ltd.
                           --------------------------
             (Exact name of registrant as specified in its charter)

                                     Nevada
         (State or other jurisdiction of incorporation or organization)


     000-27879                              65-0683539
   (Commission File Number)      (IRS Employer  Identification Number)


                            500 East Cheyenne Avenue
                          North Las Vegas, Nevada 89030
                    (Address of principal executive offices)

                                 (702) 399-4328
              (Registrant's telephone number, including area code)



             (Former name or address, if changed since last report)







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     ITEM 5. Other Events

         On May 31, 2002, Gateway Distributors, Ltd. (the "Company") filed with the State of Nevada its amended Articles of Incorporation to increase the authorized shares of $0.001 par value common voting stock from 1,000,000,000 to 25,000,000,000. The increase was authorized by 475,000,000 (72.59%) of the issued and outstanding shares by written consent of the shareholders as of that date.

          As of August 7, 2002 the number of shares outstanding are 18,899,312,044.


         Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 9, 2002
                                            Gateway Distributors, Ltd.,
                              A Nevada Corporation

                                             By:     /s/ Flo Ternes
                                                -------------------------------
                                Name: Flo Ternes
                                 Title: Director





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